SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 26, 1999

                     MOTOR CLUB OF AMERICA
     (Exact Name of Registrant as specified in its charter)


New Jersey                    0-671                    22-0747730
(State or other jurisdiction       (Commission              (IRS Employer
of Incorporation)             File Number)             Identification No.)



             95 Route 17 South, Paramus, New Jersey    07653-0931
             (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code          (201) 291-2000



    __________________________________________________________
  (Former name or former address, if changed since last report)

Item 5. Other Events. On January 26, 1999, the Registrant announced in a Press Release that the Registrant and North East Insurance Company ("North East") have reached a non-binding agreement in principle for the Registrant to acquire North East through a merger.
          The text of that Press Release is attached as Exhibit 20.


Item 7.   Financial Statements and Exhibits.


(c) Exhibits


Exhibit Number         Description Pages           Where Located
20                     Press Release dated         Pages 5 - 6
                       January 26 , 1999


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MOTOR CLUB OF AMERICA



                              By: /s/Stephen A. Gilbert
                                    Stephen A. Gilbert, President
                                    and Chief Executive Officer

Date:  January 27, 1999


                     MOTOR CLUB OF AMERICA
                         EXHIBIT INDEX
                               TO
                    FORM 8-K CURRENT REPORT



Exhibit Number        Description            Pages Where Located
     20             Press Release dated         Pages 5 -6
                    January 26 , 1999